THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investment SolutionsSM RIA

Supplement dated May 19, 2021 to the Prospectus dated May 1, 2021

This Supplement to your prospectus outlines a change to the investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Fund Fees and Expenses: The fees and expenses for the American Funds High-Income Trust have been updated since your May 1, 2021 prospectus and are listed below:

The following table shows the expenses charged by the fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
American Funds High-Income Trust – Class 1A*	0.48%	0.00%	0.29%	0.00%	0.77%	-0.19%	0.58%
* The advisor has agreed to waive 0.19 percentage points of the fund’s management fee. The advisor expects this waiver to continue until April 30, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

Please retain this Supplement for future reference.